Exhibit 99.1

NEWS RELEASE

7007 Pinemont Drive

Houston, TX 77040 USA

Contact: Rick Wheeler

President and CEO

TEL: 713.986.4444

FAX: 713.986.4445

FOR IMMEDIATE RELEASE

Geospace Technologies Announces Second Quarter Fiscal Year 2018 Earnings and Conference Call Schedule

Houston, Texas—April 24, 2018—Geospace Technologies (NASDAQ: GEOS) today announced that it will release second quarter fiscal year 2018 financial results on Thursday, May 3, 2018 after the market closes. In conjunction with the release, Geospace has scheduled a conference call for Friday, May 4, 2018 at 10:00 a.m. Eastern Time (9:00 a.m. Central).

What:	Geospace Technologies Fiscal Year 2018 Second Quarter Conference Call
When:	Friday, May 4, 2018 at 10:00 a.m. Eastern Time (9:00 a.m. Central)
How:	Live via phone – U.S. participants can dial toll free (877) 876-9177. International participants can dial (785) 424-1669. Please reference the Geospace Technologies conference ID: GEOSQ218 prior to the start of the conference call.

For those who cannot listen to the live call, a replay will be available for approximately 60 days and may be accessed through the Investor Tab of our website: www.geospace.com.

Geospace Technologies Corporation designs and manufactures instruments and equipment used by the oil and gas industry in the acquisition and processing of seismic data as well as in reservoir characterization and monitoring activities. The company also designs and manufactures non-seismic products, including industrial products, offshore cables, thermal printing equipment and film.

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can be identified by terminology such as “may”, “will”, “should”, “intend”, “expect”, “plan”, “budget”, “forecast”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “continue”, “evaluating” or similar words. Statements that contain these words should be read carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position or state other forward-looking information. Examples of forward-looking statements include, among others, statements that we make regarding our expected operating results, the adoption and sale of our products in various geographic regions, anticipated levels of capital expenditures and the sources of funding therefore, and our strategy for growth, product development, market position, financial results and the provision of accounting reserves. These forward-looking statements reflect our current judgment about future events and trends based on the information currently available to us. However, there will likely be events in the future that we are not able to predict or control. The factors listed under the caption “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, which are on file with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Such examples include, but are not limited to, decreases in commodity price levels, which could reduce demand for our products, the failure of our products to achieve market acceptance, despite substantial investment by us, our sensitivity to short term backlog, delayed or cancelled customer orders, product obsolescence resulting from poor industry conditions or new technologies, bad debt write-offs associated with customer accounts, and any negative impact from our restatement of our financial statements regarding current assets. The occurrence of the events described in these risk factors and elsewhere in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q could have a material adverse effect on our business, results of operations and financial position, and actual events and results of operations may vary materially from our current expectations. We assume no obligation to revise or update any forward-looking statement, whether written or oral, that we may make from time to time, whether as a result of new information, future developments or otherwise.